UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007
DIGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road
Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)
(301) 944-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On April 9, 2007, the Board of Directors of Digene Corporation (the “Company”) approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws”) to allow for the representation of shares of the Company’s stock in either certificated or uncertificated form. The amendments to the Bylaws will permit direct or “book-entry” registration of shares of the Company’s stock and thereby facilitate the Company’s eligibility to participate in a direct registration system.
          The Amended and Restated Bylaws of the Company, reflecting the amendments described above, are attached to this Form 8-K as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3.1	Amended and Restated Bylaws of Digene Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION (Registrant)
	By:	/s/ Joseph P. Slattery
Date: April 11, 2007		Name:	Joseph P. Slattery
		Title:	Senior Vice President, Finance and Information Systems and Chief Financial Officer

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